Under the heading “Principal Investment Strategy” in the Fund Summary section on page 5, the first sentence of the second paragraph is replaced with the following:

The Fund may invest in both investment-grade securities and high-yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in below investment-grade securities.

Effective August 10, 2010

Investors Should Retain This Supplement For Future Reference

S0810.P.SM